                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of report September 13, 1997

                               ARIS CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

          WASHINGTON                     0-22649                91-1497147
_______________________________  ________________________  ___________________
(State or Other Jurisdiction of     (Commission File          (IRS Employer
        Incorporation)                   Number)           Identification No.)

         6720 FORT DENT WAY, SUITE 250, SEATTLE, WASHINGTON 98188-2555
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         (Address of Principal Executive Offices)           (Zip Code)

                                (206) 433-2081
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              Registrant's telephone number, including area code

                                     NONE
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Agreement and Plan of Merger. On September 13, 1997, ARIS Corporation ("ARIS") executed an Agreement and Plan of Merger (the "Agreement ") with Enterprise Computing Inc., a New York corporation doing business as Buller, Owens & Associates ("Buller Owens"), and all of the stockholders of Buller Owens. The Agreement contemplates a state law merger under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, pursuant to which Buller Owens will merge with and into ARIS, with ARIS as the surviving corporation (the "Merger"). The Agreement contemplates closing all of the transactions contemplated by the Merger on October 1, 1997. The Merger contemplates the exchange of all of the issued and outstanding shares of Buller Owens in exchange for 62,531 shares of restricted ARIS common stock, no par value per share ("Restricted ARIS Stock"), $1,500,000 cash and warrants to purchase 20,844 shares of Restricted ARIS Stock (the "Warrants"). The warrants are exercisable at $23.988 per share until October 1, 2004. The selling stockholders of Buller Owens may receive up to $500,000 of additional consideration in the Merger in the event they are able to achieve specified performance objectives agreed to in the Agreement. Although the Warrants and Restricted ARIS Stock issued in connection with the Merger will not be registered, the selling stockholders of Buller Owens have been granted piggyback registration rights under the terms of a registration rights agreement. The terms of the Agreement and registration rights agreement were determined on the basis of arm's-length negotiations. Prior to the execution the Agreement, neither ARIS nor any of its affiliates nor any director or officer of ARIS or any associate of any such director or officer, had any material relationship with Buller Owens.

     The cash to be exchanged in the transaction is cash retained from operations and the proceeds of ARIS' initial public offering, Registration No. 33-25409, which was declared effective with the Securities and Exchange Commission on June 18, 1997.

     All assets of Buller Owens acquired in the merger are utilized in its information technology consulting and training business and will be utilized in the same business of ARIS. The Merger will be accounted for using the purchase method of accounting.

     The foregoing descriptions are qualified in their entirety by reference to the full text of the Merger Agreement which is filed as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired. To be filed by amendment within 60 days.

     (b) Pro Forma Financial Information. To be filed by amendment within 60 days.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated September 13, 1997, among ARIS Corporation, Enterprise Computing Inc., d/b/a Buller Owens & Associates and each of the Stockholders of Enterprise Computing Inc.

          23.1 Consent of Dodd Wing & Co. To be filed by amendment within 60 days

          27.1 Financial Data Schedule. To be filed by amendment within 60 days

          99.1  Press release issued by ARIS Corporation on September 16, 1997

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARIS CORPORATION

                                      By: /S/ THOMAS W. AVERILL
                                          --------------------------------------
                                          Thomas W. Averill
                                          Vice President of Finance and Chief
                                          Financial Officer

Dated:  September 26, 1997

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                                 EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------
     2.1            Agreement and Plan of Merger dated September 13,
                    1997, among ARIS Corporation, Enterprise
                    Computing Inc., d/b/a Buller Owens & Associates
                    and each of the Stockholders of Enterprise
                    Computing Inc.

    23.1 Consent of Dodd Wing & Co. To be filed by amendment within 60 days

    27.1 Financial Data Schedule. To be filed by amendment within 60 days

    99.1 Press release issued by ARIS Corporation on September 16, 1997